UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2026
NEUROCRINE BIOSCIENCES, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-22705	33-0525145
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6027 Edgewood Bend Court
San Diego,	California	92130
(Address of Principal Executive Offices)		(Zip Code)
(858) 617-7600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.001 par value	NBIX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) As discussed below in Item 5.07, Neurocrine Biosciences, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved an amendment of the Company’s 2025 Equity Incentive Plan (the “Amended 2025 Plan”). A summary of the material terms of the Amended 2025 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 15, 2026, and is incorporated by reference herein.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 27, 2026, the Company held its Annual Meeting. As of the close of business on March 31, 2026, the record date for the Annual Meeting, there were 100,581,991 shares of common stock entitled to vote, of which there were 90,118,625 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on four matters: (i) the election of the Board of Directors’ three nominees for Class III Directors named below for a term of three years expiring at the 2029 Annual Meeting of Stockholders, (ii) an advisory vote on the compensation paid to the Company’s named executive officers, (iii) the approval of the Amended 2025 Plan, and (iv) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting results were as follows:
•Election of three Class III Directors for a term of three years expiring at the 2029 Annual Meeting of Stockholders.

	Votes For	Votes Withheld	Broker Non-votes
Kevin C. Gorman, Ph.D.	76,228,063	8,538,217	5,352,345
Gary A. Lyons	75,278,705	9,487,575	5,352,345
Johanna Mercier	74,671,942	10,094,338	5,352,345
The three nominees for Class III Director were elected. The Class I Directors, William H. Rastetter, Ph.D., George J. Morrow, Leslie V. Norwalk, and Christine A. Poon, will continue in office until the 2027 Annual Meeting of Stockholders, or until their earlier death, resignation or removal. The Class II Directors, Kyle W. Gano, Ph.D., Richard F. Pops, Shalini Sharp, and Stephen A. Sherwin, M.D., will continue in office until the 2028 Annual Meeting of Stockholders or until their earlier death, resignation or removal.
•An advisory vote on the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-votes
78,993,894	5,669,155	103,231	5,352,345
The compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved on an advisory basis.
•Approval of the Amended 2025 Plan.

Votes For	Votes Against	Abstentions	Broker Non-votes
79,131,622	5,568,926	65,732	5,352,345
The Amended 2025 Plan was approved.
•Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-votes
83,880,185	6,170,483	67,957	—
The appointment of Ernst & Young LLP was ratified.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROCRINE BIOSCIENCES, INC.

Dated: May 28, 2026	/s/ Darin M. Lippoldt
Darin M. Lippoldt
Chief Legal Officer